THE LAZARD FUNDS, INC.
Lazard Emerging Markets Core Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following replaces the sections entitled "Management—Portfolio Managers/Analysts" in the summary prospectus and "Summary Section—Lazard Emerging Markets Core Equity Portfolio—Management—Portfolio Managers/Analysts" in the prospectus:

Stephen Russell, portfolio manager/analyst on the Investment Manager's Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Thomas Boyle, portfolio manager/analyst on the Investment Manager's Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

The following replaces any contrary information in the section entitled "Fund Management—Portfolio Management—Emerging Markets Core Equity Portfolio" in the prospectus:

Emerging Markets Core Equity Portfolio—Stephen Russell and Thomas Boyle (each since October 2013)

Dated: October 1, 2019